Exhibit 99.1


This Statement on Form is filed by Fortress Investment Holdings LLC Drawbridge Global Macro Advisors LP, Drawbridge Global Macro Fund LP, Drawbridge Global Macro Fund Ltd., Drawbridge Global Macro GP LLC, and Drawbridge Global Macro Master Fund Ltd.

This report is the second of two Forms 3 filed jointly by Fortress Investment Holdings LLC, Fortress Investment Group LLC, Fortress Principal Investment Holdings II LLC, Fortress Investment Fund (GP) Holdings LLC, Fortress Fund III GP LLC, Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Investment Fund III (Fund D) LP, Drawbridge Global Macro Advisors LP, Drawbridge Global Macro Fund LP, Drawbridge Global Macro Fund Ltd., Drawbridge Global Macro GP LLC, and Drawbridge Global Macro Master Fund Ltd., all of which are direct or indirect 10% beneficial owners. The principal business address of each of the Reporting Persons is 1345 Avenue of the Americas, 16th Floor, New York, NY 10105.

Name of Designated Filer: Fortress Investment Holdings LLC

Date of Event Requiring Statement: August 7, 2006

Issuer Name and Ticker or Trading Symbol: Aircastle Limited (AYR)



                                  FORTRESS INVESTMENT HOLDINGS LLC

                                   /s/ Randal A. Nardone
                                  -----------------------------------------
                                  By:  Randal A. Nardone
                                  Its: Chief Operating Officer


                                  DRAWBRIDGE GLOBAL MACRO ADVISORS LLC

                                  /s/ Kevin Treacy
                                  -----------------------------------------
                                  By:  Kevin Treacy
                                  Its: Chief Financial Officer


                                  DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC

                                  /s/ Christine Dakoulias
                                  -----------------------------------------
                                  By:  Christine Dakoulias
                                  Its: Chief Credit Officer



                                  DRAWBRIDGE GLOBAL MACRO FUND LP

                                  /s/ Kevin Treacy
                                  -----------------------------------------
                                  By:  Kevin Treacy
                                  Its: Chief Financial Officer


                                  DRAWBRIDGE GLOBAL MACRO FUND LTD.

                                  /s/ Kevin Treacy
                                  -----------------------------------------
                                  By:  Kevin Treacy
                                  Its: Director


                                  DRAWBRIDGE GLOBAL MACRO GP LLC

                                  /s/ Kevin Treacy
                                  -----------------------------------------
                                  By:  Kevin Treacy
                                  Its: Chief Financial Officer


                                  DRAWBRIDGE GLOBAL MACRO MASTER FUND LTD.

                                  /s/ Kevin Treacy
                                  -----------------------------------------
                                  By:  Kevin Treacy
                                  Its: Director